                                                                      EXHIBIT 20

F127                                                                             F28                    H28
CHASE BANK, TRUSTEE                                                        DETERMINATION DATE:                         04-DEC-01
MANUFACTURED HOUSING CONTRACTS                                             REMITTANCE DATE:                            07-DEC-01
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 2001 C                FOR THE PERIOD ENDED:                       25-NOV-01
                                                                           LOCK-OUT DATE:                                 DEC-06
INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -
                                                                           CLASS I A-1            CLASS I A-2
   (A)     CLASS I A AND CLASS I B DISTRIBUTION AMOUNTS                       3,644,469.65            353,516.63

   (B)     FORMULA PRINCIPAL DISTRIBUTION AMOUNT
           (A) SCHEDULED PRINCIPAL DUE                                          625,925.63
           (B) PARTIAL PREPAYMENTS RECEIVED                                     690,160.00
           (C) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)                 2,269,120.91
           (D) LIQUIDATED CONTRACT SCHEDULED BALANCE                                  0.00
           (E) SECTION 3.05 PURCHASE SCHEDULED BALANCE                                0.00
           (F) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (A) THROUGH (E)                 0.00
                                                                            --------------        --------------
 TOTAL PRINCIPAL DISTRIBUTION                                                 3,585,206.54                  0.00

   (C)     INTEREST DISTRIBUTION                                                 59,263.11            353,516.63
           UNPAID INTEREST SHORTFALL                                                  0.00                  0.00
                                                                            --------------        --------------
 TOTAL INTEREST DISTRIBUTION                                                     59,263.11            353,516.63

   (D)     BEGINNING CLASS I A AND CLASS I B PRINCIPAL BALANCE              110,200,000.00        100,170,000.00
           LESS: PRINCIPAL DISTRIBUTION                                       3,585,206.54                  0.00
                                                                            --------------        --------------
           REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE                  106,614,793.46        100,170,000.00

   (E)     FEES DUE SERVICER
           MONTHLY SERVICING FEE                                                441,159.11           (H)
           SECTION 8.06 REIMBURSEMENT AMOUNT                                          0.00           CLASS I A-1
           SECTION 6.02 REIMBURSEMENT AMOUNT                                          0.00           CLASS I A-2
           REIMBURSEABLE FEES                                                         0.00           CLASS I A-3
                                                                            --------------           CLASS I A-4
 TOTAL FEES DUE SERVICER                                                        441,159.11           CLASS I A-5
                                                                                                     CLASS I M-1
                                                                                                     CLASS I B-1
                                                                                                     CLASS I B-2

                                                                  NO. OF    UNPAID PRINCIPAL
   (F)     DELINQUENCY AS OF THE DUE PERIOD                     CONTRACTS        BALANCE

                   31-59 DAYS DELINQUENT
                   60-89 DAYS DELINQUENT
                    90+ DAYS DELINQUENT

           3-MONTH AVG THIRTY-DAY DELINQUENCY RATIO
           3-MONTH AVG SIXTY-DAY DELINQUENCY RATIO

   (G)     SECTION 3.05 REPURCHASES                                                   0.00

   (I)     CLASS R DISTRIBUTION AMOUNT                                        1,075,145.24
           REPOSESSION PROFITS                                                        0.00

   (J)     PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION                       392,527.97

   (K)     AGGREGATE NET LIQUIDATION LOSSES                                           0.00

   (L)     (X) CLASS B-2 FORMULA DISTRIBUTION AMOUNT                            132,190.38
           (Y) REMAINING AMOUNT AVAILABLE                                     1,207,335.62
                                                                              ------------
           AMOUNT OF (X) OVER (Y)                                                     0.00

   (M)     CLASS B-2 LIQUIDATION LOSS AMOUNT                                          0.00

   (N)     GUARANTEE PAYMENT                                                          0.00

   (O)     UNADVANCED SHORTFALLS                                                      0.00

                                                                    NO.             $
   (P)     UNITS REPOSSESSED                                         0                0.00

   (Q)     PRINCIPAL PREPAYMENTS PAID                                         2,959,280.91

   (R)     SCHEDULED PRINCIPAL PAYMENTS                                         625,925.63

   (S)     WEIGHTED AVERAGE INTEREST RATE                                            10.76%


F127                                                                            J28               L28              N28
CHASE BANK, TRUSTEE                                                          04-DEC-01
MANUFACTURED HOUSING CONTRACTS                                               07-DEC-01
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 2001 C                  25-NOV-01
                                                                                DEC-06
INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -
                                                                           CLASS I A-3         CLASS I A-4      CLASS I A-5
   (A)     CLASS I A AND CLASS I B DISTRIBUTION AMOUNTS                       240,771.67          427,937.93         97,875.00

   (B)     FORMULA PRINCIPAL DISTRIBUTION AMOUNT
           (A) SCHEDULED PRINCIPAL DUE
           (B) PARTIAL PREPAYMENTS RECEIVED
           (C) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)
           (D) LIQUIDATED CONTRACT SCHEDULED BALANCE
           (E) SECTION 3.05 PURCHASE SCHEDULED BALANCE
           (F) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (A) THROUGH (E)
                                                                            -------------       -------------     -------------
 TOTAL PRINCIPAL DISTRIBUTION                                                        0.00                0.00              0.00

   (C)     INTEREST DISTRIBUTION                                               240,771.67          427,937.93         97,875.00
           UNPAID INTEREST SHORTFALL                                                 0.00                0.00              0.00

 TOTAL INTEREST DISTRIBUTION                                                   240,771.67          427,937.93         97,875.00
                                                                            -------------       -------------     -------------
   (D)     BEGINNING CLASS I A AND CLASS I B PRINCIPAL BALANCE              57,100,000.00       86,162,000.00     18,000,000.00
           LESS: PRINCIPAL DISTRIBUTION                                              0.00                0.00              0.00
                                                                            -------------       -------------     -------------
           REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE                  57,100,000.00       86,162,000.00     18,000,000.00

   (E)     FEES DUE SERVICER
           MONTHLY SERVICING FEE                                            POOL FACTOR                           ORIGINAL BALANCE
           SECTION 8.06 REIMBURSEMENT AMOUNT                                   0.96746637                         110,200,000.00
           SECTION 6.02 REIMBURSEMENT AMOUNT                                   1.00000000                         100,170,000.00
           REIMBURSEABLE FEES                                                  1.00000000                          57,100,000.00
                                                                               1.00000000                          86,162,000.00
 TOTAL FEES DUE SERVICER                                                       1.00000000                          18,000,000.00
                                                                               1.00000000                          16,940,000.00
                                                                               1.00000000                          14,823,000.00
                                                                               1.00000000                          20,117,749.00


                                                                                                                       NO. OF
   (F)     DELINQUENCY AS OF THE DUE PERIOD                                DELINQUENCY AS OF CALENDAR MONTH END       CONTRACTS

                   31-59 DAYS DELINQUENT                                   31-59 DAYS DELINQUENT                         99
                   60-89 DAYS DELINQUENT                                   60-89 DAYS DELINQUENT                         30
                    90+ DAYS DELINQUENT                                    90+ DAYS DELINQUENT                            0

           3-MONTH AVG THIRTY-DAY DELINQUENCY RATIO                        3-MONTH AVG THIRTY-DAY DELINQUENCY RATIO
           3-MONTH AVG SIXTY-DAY DELINQUENCY RATIO                         3-MONTH AVG SIXTY-DAY DELINQUENCY RATIO


   (G)     SECTION 3.05 REPURCHASES

   (I)     CLASS R DISTRIBUTION AMOUNT                                     ACQUISITION LOSS AMOUNT
           REPOSESSION PROFITS
                                                                           CURRENT MONTH ACQUISITION LOSS AMOUNT            0
   (J)     PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION                  CUMULATIVE ACQUISITION LOSS AMOUNT               0

   (K)     AGGREGATE NET LIQUIDATION LOSSES                                CURRENT REALIZED LOSS RATIO
                                                                           CUMULATIVE REALIZED LOSS RATIO                0.00%

      P28                 R28             T28
 CLASS I M-1           CLASS I B-1     CLASS I B-2
      95,428.67           71,706.26      132,190.38








   -------------       -------------   -------------
            0.00                0.00            0.00
                                                        1,478,689.65
       95,428.67           71,706.26      132,190.38    2,553,834.89
            0.00                0.00            0.00
   -------------       -------------   -------------
       95,428.67           71,706.26      132,190.38
                                                                                 When
   16,940,000.00       14,823,000.00   20,117,749.00                               419,927,542.46
            0.00                0.00            0.00     3,585,206.54            is less than
   -------------       -------------   -------------                               423,512,749.00
   16,940,000.00       14,823,000.00   20,117,749.00                                         0.10
                                                                                    42,351,274.90
                                                                                 We can prepay
           RATE                                                         Rate
          2.4200%                                           CLASS A-1    2.420%     110,200,000.00     2,666,840
          4.2350%                                           CLASS A-2    4.235%     100,170,000.00     4,242,200
          5.0600%                                           CLASS A-3    5.060%      57,100,000.00     2,889,260
          5.9600%                                           CLASS A-4    5.960%      86,162,000.00     5,135,255
          6.5250%                                           CLASS A-5    6.525%      18,000,000.00     1,174,500
          6.7600%                                           CLASS A-6    6.760%      16,940,000.00     1,145,144
          5.8050%                                           CLASS B-1    5.805%      14,823,000.00       860,475
          7.8850%                                           CLASS B-2    7.885%      20,117,749.00     1,586,285

                                                                                    423,512,749.00     19,699,95       4.65%
  UNPAID PRINCIPAL
      BALANCE

       3,494,196
       1,100,122
               0

CHASE BANK, TRUSTEE                                                               DETERMINATION DATE:       04-DEC-01
MANUFACTURED HOUSING CONTRACTS                                                    REMITTANCE DATE:          07-DEC-01
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 2001 C                       FOR THE PERIOD ENDED:     25-NOV-01
                                                                                  LOCK-OUT DATE:               DEC-06
           COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT

(I)   CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-VANDERBILT                      6,339,572.40
      CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-SUBSERVICER-21ST                  462,603.26

(II)  MONTHLY ADVANCE MADE                                                                  0.00
(III) SECTION 5.05 CERTIFICATE FUND INCOME-VANDERBILT                                       0.00
(III) SECTION 5.05 CERTIFICATE FUND INCOME-SUBSERVICER-21ST                                 0.00

(V)   PRINCIPAL DUE HOLDERS                                                                 0.00
LESS:
(I)   SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
      DUE SUBSEQUENT TO THE DUE PERIOD-VANDERBILT                                     194,831.02
(I)   SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
      DUE SUBSEQUENT TO THE DUE PERIOD-SUBSERVICER-21ST                                27,144.10


   (II)  DUE TO THE SERVICER PURSUANT TO SECTION 6.02:
   (I)   SECTION 3.05 PURCHASES (DUE SELLER)                                                0.00
   (II)  REIMBURSEMENT FOR TAXES FROM LIQUIDATION PROCEEDS                                  0.00
   (III) MONTHLY SERVICING FEE                                                        441,159.11
   (IV)  REIMBURSEABLE LIQUIDATION EXPENSES                                                 0.00
   (V)   SECTION 6.04 (C) REIMBURSEMENT                                                     0.00
   (VI)  SECTION 8.06 REIMBURSEMENT                                                         0.00
   (VII) AMOUNTS NOT REQUIRED TO BE DEPOSITED-SUBSERVICER-21ST                              0.00

TOTAL DUE SERVICER                                                                    441,159.11

AVAILABLE DISTRIBUTION AMOUNT-VANDERBILT                                            5,703,582.27
AVAILABLE DISTRIBUTION AMOUNT-SUBSERVICER-21ST                                        435,459.16

TO CLASS A AND B                                                                    5,063,896.19

MONTHLY EXCESS CASHFLOW                                                             1,075,145.24

WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                                  218.00

           SCHEDULED BALANCE COMPUTATION

           PRIOR MONTH BALANCE                                                    423,512,749.00


           CURRENT BALANCE                              420,016,347.88
                                    ADV PRINCIPAL            45,397.71
                                    DEL PRINCIPAL           134,203.13
           POOL SCHEDULED BALANCE                                                 419,927,542.46


           PRINCIPAL PAYMENTS IN FULL                     2,269,120.91
           PARTIAL PREPAYMENTS                              690,160.00

           SCHEDULED PRINCIPAL                              625,925.63

           COLLATERAL BALANCE                                                     420,016,347.88